                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    August 1, 2005
                                                    ----------------------------


                    PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
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             (Exact name of registrant as specified in its charter)


Pennsylvania                        000-51214                    68-0593604
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(State or other jurisdiction       (Commission                 (IRS Employer
of incorporation)                  File Number)              Identification No.)


1834 Oregon Avenue, Philadelphia, Pennsylvania                      19145
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (215) 755-1500
                                                     ---------------------------


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 1, 2005, Prudential Bancorp, Inc. of Pennsylvania (the "Company") reported its results of operations for the quarter ended June 30, 2005.

     For additional information, reference is made to the Company's press release dated August 1, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     The following exhibits are included with this Report:

                Exhibit No.     Description
                -----------     ------------------------------------------------

                99.1            Press Release, dated August 1, 2005

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA


                                By:
                                     -------------------------------------------
                                     Name:    Thomas A. Vento
                                     Title:   President and Chief Executive
                                              Officer


Date: August 1, 2005



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